UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C.  20549

                                        FORM N-CSR

                       CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                            MANAGEMENT INVESTMENT COMPANIES

                     Investment Company Act file number:  811-05207

                                   ACM Income Fund, Inc.
                    (Exact name of registrant as specified in charter)

                   1345 Avenue of the Americas, New York, New York 10105
                    (Address of principal executive offices) (Zip code)

                                     Mark R. Manley
                            Alliance Capital Management L.P.
                              1345 Avenue of the Americas
                                New York, New York 10105
                       (Name and address of agent for service)
           Registrant's telephone number, including area code:  (800) 221-5672

                      Date of fiscal year end:  December 31, 2003
                        Date of reporting period:  June 30, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Closed End
-------------------------------------------------------------------------------


ACM Income Fund
[Logo] AllianceBernstein (sm)
Investment Research and Management
Semi-Annual Report -- June 30, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "proxy voting policies and procedures" link on the left side of the page), or by going to the Securities and Exchange Commission's web site at www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

August 19, 2004

Semi-Annual Report

This report provides management's discussion of fund performance for ACM Income Fund (the "Fund") for the semi-annual reporting period ended June 30, 2004.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest a portion of its assets in other fixed income securities, including those issued by foreign governments. Additionally, the Fund may utilize other investment instruments, including options, futures and swaps and employs leverage.

Investment Results

The table on page 3 shows how the Fund performed over the past six- and 12-month periods ended June 30, 2004. For comparison, we have included the performance of the Fund's benchmark, the Lehman Brothers (LB) Aggregate Bond Index.

For the six-month period ended June 30, 2004, the Fund underperformed its benchmark, the LB Aggregate Bond Index (see page 3 for Fund and benchmark returns).

The primary contributors to the Fund's underperformance relative to the Index during the six-month period ended June 30, 2004 were its longer duration Treasury holdings and emerging market allocation. The Treasury market sold off dramatically in April on expectations of U.S. Federal Reserve tightening. Additionally, longer dated Treasuries were hurt the most, with maturities over 20 years losing 6.25% in April alone, as measured by the LB Aggregate Bond Index. The Fund's heavy weighting in longer-term Treasuries, as well as its use of leverage in that sector, detracted from performance.

The Fund's emerging market holdings also detracted from performance relative to the Index in response to sharply higher U.S. interest rates and in anticipation of generally higher rates worldwide over the next couple of years. Contributing positively to performance were the Fund's high yield and mortgage-backed holdings, both of which fared best during the sharp bond market sell-off in the second quarter. High yield securities have historically outperformed in rising interest rate environments.

For the 12-month period ended June 30, 2004, the Fund outperformed the LB Aggregate Bond Index. This was due to both the Fund's emerging market and high yield securities, which outperformed the Index, particularly in the first half of the annual period.

Market Review and Investment Strategy

Fixed income securities posted generally weak returns during the six-month period ended June 30, 2004, masking two volatile quarters. Global bond markets rebounded strongly in the first quarter of 2004, as escalating geopolitical tensions and concerns regarding the sustainability of the U.S. economic recovery began to surface, which was primarily due to a weak job market. Early in April, however, bond markets sold off dramatically on a surprisingly strong gain in March payroll employment and in anticipation of U.S. Federal Reserve tightening. In late June, a soft consumer confidence reading allowed the market to regain some ground as investors reconsidered that


_______________________________________________________________________________

ACM INCOME FUND o 1
the U.S. Federal Reserve's pace was likely to be gradual. On the closing day of the six-month period under review, the U.S. Federal Reserve began its anticipated tightening cycle, raising rates by 25 basis points to 1.25%--the first official rate increase in four years.

For the six-month period under review, U.S. Treasuries posted returns of -0.20%, with longer duration Treasuries underperforming at -0.82%, as measured by the LB Aggregate Bond Index. Mortgage-backed securities posted the best returns within the Fund's benchmark at 0.77%, supported by decreased supply and strong demand. Higher interest rates caused mortgage refinancings to drop predictably and led to a lengthening of mortgage securities' durations. Investment-grade corporates, which returned 0.25%, came under pressure in the second quarter as U.S. interest rates rose dampening returns for that sector. High yield corporates fared better returning 1.36% for the period as high yield default rates continued to improve. Lastly, emerging market debt underperformed the U.S. bond market, which can be seen in the -2.82% return of the J.P. Morgan Emerging Markets Bond Index Plus. This was in response to sharply higher U.S. interest rates and in anticipation of generally higher interest rates worldwide over the next couple of years. Within the emerging market sector, Argentina at 2.95% and Bulgaria at 2.36% posted the strongest returns, with Brazil at -6.75% and Turkey at -6.16% posting the weakest returns.

During the reporting period, we reduced the Fund's interest rate risk but still maintained a duration posture that is longer than the LB Aggregate Bond Index. Collateralized mortgage obligations were added to the Fund as they offered relative value compared to Treasuries. Within the high yield sector, as spread dispersion among industries narrowed during the period, our strategy turned more toward specific issuer selection and diversifying the Fund's holdings across industry sectors. One of the Fund's largest industry overweight positions however, continued to be wireless communications. Within the wireless sector, we were focused on rural growth providers that, in our view, had these characteristics: fewer competitive restraints that would be less affected by the implementation of number portability; and improved balance sheets from recent capital-market transactions. Additionally, we continued to underweight the utilities industry due to sustained margin pressure and generally weak fundamentals. We implemented a conservative approach in the Fund's utilities holdings, investing only in issues that we believe exhibit good asset protection and sufficient financial liquidity. Within the Fund's emerging market debt allocation, we maintained an overweight position in Russia as credit statistics continued to improve and Russia benefited from higher oil prices. We reduced the Fund's exposure in Brazil as concerns surfaced that political scandal and the Central Bank's inability to lower interest rates would hurt economic growth. Those concerns were misplaced; however, and we have subsequently begun to add back to the Fund's Brazilian holdings. Finally, we added some exposure to the publicly traded bank-loan market to take advantage of the opportunity presented in this primarily floating-rate market.


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2 o ACM INCOME FUND

                                                         Historical Performance
-------------------------------------------------------------------------------


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown below represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. Investors cannot invest directly in an index, and its results are not indicative of any particular investment, including
ACM Income Fund.

A Word About Risk

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, leveraging risk, derivatives risk, foreign risk, emerging market risk, currency risk and liquidity risk. The Fund is also subject to market risk which is the risk that the value of the Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Because the Fund uses derivative strategies and other leveraging techniques, including bank leverage, speculatively to enhance returns, it is subject to greater risk and its returns may be more volatile than other funds, particularly in periods of market decline. The Fund's investments in foreign securities have foreign risk, which is the risk that investments in issuers located in foreign countries may have greater price volatility and less liquidity. Foreign risk includes currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies could negatively affect the value of the Fund's investments.


                                                              Returns
THE FUND VS. ITS BENCHMARK                           --------------------------
PERIODS ENDED JUNE 30, 2004                            6 Months     12 Months
-------------------------------------------------------------------------------
ACM Income Fund (NAV)                                   -1.24%         0.77%
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                     0.15%         0.32%
-------------------------------------------------------------------------------

The Fund's Market Price per share on June 30, 2004 was $7.86. For additional Financial Highlights, please see page 34.


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ACM INCOME FUND o 3

                                                              Portfolio Summary
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
June 30, 2004 (unaudited)


INCEPTION DATES
8/28/87


PORTFOLIO STATISTICS
Net Assets ($mil): 1,780.4


SECURITY TYPE*
     67.0%   U.S. Government and Sponsored Agency
     19.7%   Sovereign Debt Obligations                  [PIE CHART OMITTED]
     12.7%   Corporate Debt Obligations

      0.6%   Short-Term


* All data is as of June 30, 2004. The Fund's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


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4 o ACM INCOME FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2004 (unaudited)

                                                    Principal
                                                      Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND SPONSORED
AGENCY OBLIGATIONS-108.0%

U.S. Treasury Bonds-42.7%
  5.375%, 2/15/31(a)                  U.S.$               570    $      575,055
  6.25%, 5/15/30(b)                                    84,000        94,076,724
  11.25%, 2/15/15(b)                                  160,000       246,887,520
  12.00%, 8/15/13(a)                                   82,000       108,265,666
  12.50%, 8/15/14(b)                                   70,300        98,233,283
  13.25%, 5/15/14(a)                                  150,000       212,472,750
                                                                 --------------
                                                                    760,510,998
                                                                 --------------
U.S. Treasury Notes-14.6%
  2.375%, 8/15/06(b)                                   34,000        33,719,772
  2.625%, 5/15/08(b)                                   40,000        38,757,840
  2.75%, 6/30/06(a)                                    40,000        40,037,520
  3.00%, 2/15/09(b)                                    35,000        33,925,395
  3.875%, 2/15/09(a)                                    3,030         2,897,559
  4.00%, 6/15/09(a)                                    40,000        40,354,720
  4.00%, 11/15/12(a)                                    4,664         4,516,977
  4.25%, 8/15/13(a)                                     4,468         4,362,935
  4.25%, 11/15/13(a)                                      346           336,877
  4.375%, 8/15/12(a)                                      700           696,966
  4.75%, 5/15/14(b)                                    58,900        59,532,763
  4.875%, 2/15/12(a)                                      250           258,282
                                                                 --------------
                                                                    259,397,606
                                                                 --------------
U.S. Treasury Strips-13.6%
  Zero coupon, 5/15/17(a)                             260,000       132,433,860
  Zero coupon, 11/15/21(a)                            285,350       108,947,201
                                                                 --------------
                                                                    241,381,061
                                                                 --------------
Federal National Mortgage
  Association-20.0%
  3.34%, 5/01/34(c)                                    10,069         9,880,817
  3.35%, 4/01/34(c)                                     6,056         5,997,947
  3.35%, 5/01/34(c)                                     7,395         7,316,142
  3.51%, 7/01/34(c)                                     8,160         8,102,798
  3.65%, 6/01/34(c)                                    22,366        22,290,901
  3.72%, 6/01/34(c)                                     8,052         7,998,039
  4.00%, 8/25/13(a)                                    11,600        11,556,500
  4.00%, 11/25/16(a)                                   28,567        27,951,205
  4.24%, 4/01/33(c)                                     4,220         4,229,443
  4.62%, 2/01/34(c)                                    10,738        10,769,210
  5.00%, 4/25/13(c)                                    13,528         1,116,053
  5.00%, 12/25/26(c)                                   16,080        16,218,449
  5.00%, 3/25/32(c)                                    13,940        13,370,412
  5.00%, 10/25/33(c)                                   13,431        13,246,211
  5.50%, TBA                                           38,520        39,254,268
  6.00%, 5/25/30(c)                                    14,660        15,068,159
  6.50%, 1/25/30(c)                                     6,637         6,754,696


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ACM INCOME FUND o 5

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                      Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------

  6.50%, 9/25/42(a)                   U.S.$             5,269    $    5,488,891
  6.50%, 1/25/44(a)                                     8,520         8,924,646
  6.50%, TBA                                           41,460        43,170,225
  7.00%, 11/01/17(a)                                   72,622        77,182,294
                                                                 --------------
                                                                    355,887,306
                                                                 --------------
Federal Home Loan Mortgage
  Corporation-10.7%
  4.50%, 9/15/13(a)                                     9,345         9,441,347
  4.50%, 12/15/15(a)                                   12,438        12,270,833
  4.50%, 10/15/17(a)                                    7,960         7,666,674
  4.50%,12/15/17(a)                                    15,530        14,985,052
  4.50%, 10/15/26(c)                                    4,818         4,807,930
  5.00%, 6/15/14(a)                                     8,520         8,641,580
  5.00%, 1/15/17(c)                                     6,277           800,333
  5.00%, 1/15/18(a)                                    12,663        12,714,310
  5.00%, 9/15/18(a)                                     5,275         5,326,115
  5.00%, 5/15/20(a)                                    18,913        19,102,130
  5.00%, 5/15/22(c)                                    14,065         1,740,582
  5.00%, 5/15/25(a)                                    17,010        17,095,050
  5.00%, 7/15/26(c)                                    14,399         1,795,450
  5.00%, 6/15/27(a)                                    15,933        16,057,437
  5.00%, 6/15/27(a)                                    21,030        21,082,575
  5.00%, 8/15/27(a)                                    11,465        11,509,828
  5.50%, 2/15/15(a)                                     2,906         2,980,246
  5.50%, 6/15/29(a)                                     4,850         4,881,816
  6.00%, 10/15/32(c)                                   11,556        11,437,085
  6.50%, 3/15/28(a)                                     6,180         6,419,319
                                                                 --------------
                                                                    190,755,692
                                                                 --------------
Resolution Funding Corp.-3.3%
  Zero coupon, 10/15/20                               150,000        59,593,350
                                                                 --------------
Government National Mortgage
  Association-3.1%
  5.00%, 4/16/18(a)                                    33,556        33,780,627
  5.00%, 2/20/30(a)                                    14,000        13,825,000
  7.00%, 12/15/26(a)                                    7,707         8,238,973
                                                                 --------------
                                                                     55,844,600
                                                                 --------------
Total U.S. Government and Sponsored
  Agency Obligations
  (cost $1,899,531,000)                                           1,923,370,613
                                                                 --------------
SOVEREIGN DEBT OBLIGATIONS-31.7%
Argentina-0.1%
Republic of Argentina FRN
  1.234%, 8/03/12(c)                                    2,116         1,413,488
                                                                 --------------
Belize-0.0%
Government of Belize
  9.50%, 8/15/12(c)                                       246           196,800
                                                                 --------------


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6 o ACM INCOME FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                     Principal
                                                      Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------
Brazil-6.7%
Brazilian Real Structured Note
  Zero coupon, 9/20/07(d)             BRL             120,551    $   22,585,191
Republic of Brazil
  7.31%, 6/29/09 FRN(c)               U.S.$             6,366         6,366,000
  11.00%, 8/17/40(c)                                   17,669        16,555,853
  12.00%, 4/15/10(c)                                   12,850        13,614,575
Republic of Brazil
  C-Bonds
  8.00%, 4/15/14(c)                                    59,489        54,545,274
Republic of Brazil-DCB FRN
  2.125%, 4/15/12(c)                                    5,064         4,259,947
  2.125%, 4/15/12(c)                                    1,882         1,595,294
                                                                 --------------
                                                                    119,522,134
                                                                 --------------
Bulgaria-0.0%
Republic of Bulgaria
  8.25%, 1/15/15(d)                                       528           612,760
                                                                 --------------
Colombia-1.0%
Republic of Colombia
  10.75%, 1/15/13(c)                                    3,025         3,212,550
  11.75%, 2/25/20(c)                                   14,335        15,632,318
                                                                 --------------
                                                                     18,844,868
                                                                 --------------
Ecuador-0.6%
Republic of Ecuador
  7.00%, 8/15/30(d)(e)                                 14,974        10,257,190
                                                                 --------------
Germany-2.5%
Federal Republic of Germany
  3.50%, 10/10/08(c)                  EUR              30,000        36,594,584
  4.25%, 2/15/08(c)                                     5,989         7,528,593
                                                                 --------------
                                                                     44,123,177
                                                                 --------------
Indonesia-0.0%
Republic of Indonesia
  6.75%, 3/10/14(d)                   U.S.$               620           557,225
                                                                 --------------
Jamaica-0.0%
Government of Jamaica
  11.75%, 5/15/11(c)                                       50            55,500
  12.75%, 9/01/07(c)                                      200           226,594
                                                                 --------------
                                                                        282,094
                                                                 --------------


_______________________________________________________________________________

ACM INCOME FUND o 7

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                      Amount
                                                      (000)        U.S. $ Value
-------------------------------------------------------------------------------
Mexico-3.0%
Mexican Bonos
  8.00%, 12/19/13(c)                  MXP              32,609    $    2,490,265
  8.00%, 12/07/23(c)                                   10,870           728,850
  9.00%, 12/20/12(c)                                  117,939         9,424,290
  9.50%, 3/08/07(c)                                   328,855        29,197,147
United Mexican States
  8.125%, 12/30/19(c)                 U.S.$             3,913         4,196,693
  11.375%, 9/15/16(c)                                   4,856         6,816,610
                                                                 --------------
                                                                     52,853,855
                                                                 --------------
Panama-0.2%
Republic of Panama
  8.875%, 9/30/27(c)                                    1,350         1,314,900
  9.375%, 4/01/29(c)                                      169           187,168
  9.63%, 2/08/11(c)                                       165           182,738
  10.75%, 5/15/20(c)                                    1,075         1,208,300
                                                                 --------------
                                                                      2,893,106
                                                                 --------------
Peru-0.2%
Republic of Peru
  8.375%, 5/03/16(c)                                    1,588         1,472,870
  9.125%, 2/21/12(c)                                    1,275         1,313,250
  9.875%, 2/06/15(c)                                      725           755,813
                                                                 --------------
                                                                      3,541,933
                                                                 --------------
Philippines-0.4%
Republic of Philippines
  8.25%, 1/15/14(c)                                       750           713,438
  9.00%, 2/15/13(c)                                     4,825         4,785,797
  9.875%, 1/15/19(c)                                      750           742,500
  10.625%, 3/16/25(c)                                     475           491,625
                                                                 --------------
                                                                      6,733,360
                                                                 --------------
Russia-8.9%
Russian Federation
  5.00%, 3/31/30(d)(e)                                140,260       128,337,900
  5.00%, 3/31/30(d)(e)                                  8,405         7,690,575
Russian Ministry of Finance
  3.00%, 5/14/08(c)                                    19,980        17,509,473
  3.00%, 5/14/11(c)                                     7,260         5,506,209
                                                                 --------------
                                                                    159,044,157
                                                                 --------------
South Africa-0.1%
Republic of South Africa
  6.50%, 6/02/14(c)                                       370           374,625
  7.375%, 4/25/12(c)                                      725           789,344
                                                                 --------------
                                                                      1,163,969
                                                                 --------------
Turkey-6.1%
Republic of Turkey
  9.875%, 3/19/08(c)                                      300           317,700
  11.00%, 1/14/13(c)                                   11,260        12,318,430
  11.50%, 1/23/12(c)                                      500           561,250
  11.75%, 6/15/10(c)                                      475           532,000
  12.375%, 6/15/09(c)                                   1,975         2,259,400


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8 o ACM INCOME FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                     Amount
                                                      (000)        U.S. $ Value
-------------------------------------------------------------------------------
Turkish Lira Structured Notes
  Zero Coupon, 8/12/04(d)             TRL      47,686,466,208    $   31,321,024
  Zero Coupon, 10/14/04(d)                     40,915,600,209        25,752,320
  Zero Coupon, 8/25/05(d)                      71,284,104,123        35,527,680
                                                                 --------------
                                                                    108,589,804
                                                                 --------------
Ukraine-0.5%
Government of Ukraine
  6.875%, 3/04/11(d)                  U.S.$             5,500         5,211,250
  7.65%, 6/11/13(d)                                     2,122         2,031,815
  11.00%, 3/15/07(d)                                    1,268         1,365,457
                                                                 --------------
                                                                      8,608,522
                                                                 --------------
Uruguay-0.2%
Republic of Uruguay
  7.25%, 2/15/11(c)                                       500           410,000
  7.50%, 3/15/15(c)                                     4,360         3,191,520
  7.875%, 1/15/33(c)(f)                                 1,024           655,334
                                                                 --------------
                                                                      4,256,854
                                                                 --------------
Venezuela-1.2%
Republic of Venezuela
  2.75%,12/18/07 DCB(c)                                 5,500         5,218,191
  5.375%, 8/07/10(d)                                    2,225         1,761,088
  9.25%, 9/15/27(c)(g)                                 16,660        14,077,700
                                                                 --------------
                                                                     21,056,979
                                                                 --------------
Total Sovereign Debt Obligations
  (cost $517,227,850)                                               564,552,275
                                                                 --------------
CORPORATE DEBT OBLIGATIONS-20.4%
Australia-0.0%
WMC Finance USA
  5.125%, 5/15/13(c)                                      500           481,124
                                                                 --------------
Canada-0.9%
Doman Industries, Ltd.
  12.00%, 7/01/04                                       3,000         3,000,000
Fairfax Financial Holdings
  7.375%, 4/15/18(c)                                    4,500         3,937,500
  8.30%, 4/15/26(c)                                     5,000         4,450,000
Ispat Inland ULC
  9.75%, 4/01/14(d)                                     5,000         5,175,000
Rogers Cable Inc.
  5.50%, 3/15/14(c)                                       360           319,882
                                                                 --------------
                                                                     16,882,382
                                                                 --------------
Germany-0.0%
Salomon Brothers AG
  11.00%, 11/06/07(d)                                     200           221,000
                                                                 --------------


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ACM INCOME FUND o 9

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                      Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------
Japan-0.2%
Mizuho Finance
  8.375%, 12/29/49(c)                 U.S.$             3,290    $    3,391,378
UFJ Finance Aruba AEC
  6.75%, 7/15/13(c)                                       100           103,581
                                                                 --------------
                                                                      3,494,959
                                                                 --------------
Kazakhstan-0.0%
Hurricane Finance BV
  9.625%, 2/12/10(d)                                      200           208,500
Kazkommerts International BV
  8.50%, 4/16/13(d)                                       125           123,750
                                                                 --------------
                                                                        332,250
                                                                 --------------
Romania-0.3%
Mobifon Holdings BV
  12.50%, 7/31/10(c)                                    5,205         5,959,725
                                                                 --------------
Russia-0.3%
AO Siberian Oil Co.
  10.75%, 1/15/09(c)                                      265           273,434
Gazprom OAO
  9.625%, 3/01/13(c)                                      610           629,833
  9.625%, 3/01/13(d)                                      750           775,313
Mobile Telesystems Finance
  9.75%, 1/30/08(d)                                     2,210         2,287,350
Tyumen Oil Co.
  11.00%, 11/06/07(c)                                     675           744,218
                                                                 --------------
                                                                      4,710,148
                                                                 --------------
United Kingdom-0.1%
British Telecommunications PLC
  7.125%, 2/15/11(c)(e)               EUR               1,500         2,086,816
                                                                 --------------
United States -18.6%
Advanced Medical Optics
  2.25%, 6/26/09(c)                   U.S.$             1,500         1,518,750
Allied Waste
  2.50%, 1/15/10 FRN(c)                                 1,000         1,017,250
Amerada Hess Corp.
  7.125%, 3/15/33(c)                                      500           499,926
American Cellular Corp.
  10.00%, 8/01/11(c)                                    5,000         4,337,500
American Safety Razor Co.
  3.25%, 4/28/11(c)                                     3,000         3,030,000
Amkor Technologies Inc.
  7.75%, 5/15/13(c)                                     5,000         4,762,500
Associated Materials
  11.25%, 3/01/14(d)(e)                                12,545         8,467,875
AT&T Corp.
  8.05%, 11/15/11(c)(e)                                    73            75,054


_______________________________________________________________________________

10 o ACM INCOME FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                      Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------
ATA Holdings Corp.
  13.00%, 2/01/09(c)(e)               U.S.$             7,212    $    5,084,460
  13.00%, 6/15/10(c)(e)                                 1,165           751,425
Berry Plastics Corp.
  10.75%, 7/15/12(c)                                    6,820         7,604,300
Boyd Gaming Corp.
  1.75%, 4/14/11(c)                                     1,500         1,514,063
Broadway Corp.
  2.25%, 6/01/11                                        1,000         1,000,000
Calpine Corp.
  8.50%, 7/15/10(d)                                     6,700         5,577,750
Calpine Generating Co. FRN
  10.25%, 4/01/11(d)                                    4,000         3,640,000
Capital One Financial Corp.
  6.25%, 11/15/13(c)                                    1,005         1,017,577
CBA Capital Trust I
  5.805%, 12/30/49(d)                                     274           268,343
Celanese AG
  3.20%, 11/01/11(c)                                    1,500         1,543,751
  3.79%, 11/01/11(c)                                    1,000         1,014,583
Charter Communications Holdings
  10.75%, 10/01/09(c)                                   4,655         3,933,475
  11.75%, 5/15/11(c)(h)                                10,000         6,525,000
Clear Channel Communications, Inc.
  5.75%, 1/15/13(c)                                       220           221,586
Cognis
  4.75%, 11/10/13(c)                                    3,000         2,988,750
Coinstar Inc.
  2.25%, 7/01/11(c)                                     1,000         1,015,000
Columbia/HCA HealthCare Corp.
  6.25%, 2/15/13(c)                                       175           174,239
  7.58%, 9/15/25(c)                                       630           619,153
  7.69%, 6/15/25(c)                                       355           352,966
Comerica Bank
  8.375%, 7/15/24                                       2,000         2,296,930
Conseco Inc.
  4.00%, 6/16/10(c)                                     3,000         3,052,500
Consolidated Communications
  2.75%, 9/18/11(c)                                     1,000         1,016,875
Continental Airlines, Inc.
  6.703%, 12/15/22(c)                                   1,944         1,813,893
  6.748%, 3/15/17(c)                                       62            47,154
  7.033%, 6/15/11(c)                                      489           396,730
  7.875%, 7/02/18(c)                                      175           164,552
Delhaize America, Inc.
  8.125%, 4/15/11(c)                                      110           120,618
Dex Media, Inc.
  9.00%, 11/15/13(d)                                    7,000         4,550,000
Dominion Resources Capital Trust III
  8.40%, 1/15/31(c)                                       500           581,228


_______________________________________________________________________________

ACM INCOME FUND o 11

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                     Principal
                                                       Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------
DPL Inc.
  6.875%, 9/01/11(c)                  U.S.$               500    $      506,250
Duke Capital Corp.
  6.25%, 2/15/13(c)                                     1,500         1,523,262
Dura Operating Corp.
  9.00%, 5/01/09(c)                                     3,000         2,955,000
Emmis Communications
  1.75%, 5/04/12(c)                                     3,000         3,022,083
Farmers Exchange Capital
  7.05%, 7/15/28(d)                                       200           198,000
First American Capital Trust I
  8.50%, 4/15/12(c)                                       100           111,000
First Energy Corp.
  7.375%, 11/15/31(c)                                   1,600         1,672,661
Ford Motor Co.
  6.375%, 2/01/29(c)                                      473           400,868
  7.45%, 7/16/31(c)                                     1,977         1,889,820
Freedom Communications Inc.
  3.31%, 4/04/12(c)                                     3,000         3,046,875
Freeport-McMoran Copper & Gold, Inc.
  10.125%, 2/01/10(c)                                     500           555,000
General Motors Corp.
  8.375%, 7/15/33(c)                                    2,617         2,777,885
Global Cash Access LLC
  8.75%, 3/15/12(d)                                     5,000         5,225,000
Helms Holding Corp.
  3.00%, 6/01/10                                        1,000         1,000,000
Hilcorp Energy I LP
  10.50%, 9/01/10(d)                                    4,250         4,621,875
Holmes Group Inc.
  3.25%, 4/14/11(c)                                     1,000         1,002,500
HSBC Bank USA
  4.625%, 4/01/14(c)                                    1,000           932,636
Huntsman ICI Chemicals LLC
  10.125%, 7/01/09(c)                                   7,500         7,687,500
Huntsman LLC
  11.50%, 7/15/12(d)                                    5,000         5,050,000
Huntsman Packaging
  13.00%, 6/01/10                                       4,585         4,126,500
Iasis Healthcare
  2.25%, 6/15/11(c)                                     1,000         1,014,583
Insight Communications Inc.
  1.00%, 2/15/11(c)(e)                                  7,000         6,335,000
International Lease Finance Corp.
  3.50%, 4/01/09(c)                                       496           472,149
J.P. Morgan Chase & Co.
  6.625%, 3/15/12                                       1,400         1,516,126
Key Automotive
  3.00%, 6/01/10(c)                                     2,000         2,030,000
Koch Cellulose LLC
  2.25%, 5/03/11(c)                                     1,604         1,625,282
  2.25%, 5/03/11 (LOC)(c)                                 396           400,968


_______________________________________________________________________________

12 o ACM INCOME FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                     Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------
Maax Corp.
  2.75%, 6/01/11(c)                   U.S.$             2,000    $    2,025,000
Medcath Inc.
  3.00%, 6/30/11(c)                                     1,000         1,012,500
MeriStar Hospitality Corp.
  10.50%, 6/15/09(c)                                    4,120         4,408,400
Merrill Lynch & Co.
  6.00%, 2/17/09(c)                                       100           106,406
MGM Studios
  2.50%, 4/30/11(c)                                     5,000         5,016,250
Midwest Generation
  3.25%, 4/05/11(c)                                     1,000         1,010,000
Milacron Escrow Corp.
  11.50%, 5/15/11(d)                                    5,000         5,000,000
Mueller Group
  3.25%, 3/24/11(c)                                     3,780         3,803,440
Nextel Partners, Inc.
  2.50%, 5/18/11(c)                                     4,000         4,071,000
  12.50%, 11/15/09(c)                                   8,084         9,458,280
Nortek, Inc.
  10.00%, 5/15/11(d)(h)                                15,020        12,091,100
Owens Illinois General, Inc.
  2.75%, 4/01/08(c)                                     3,000         3,031,071
Paxson Communications Corp.
  12.25%, 1/15/09(c)(h)                                10,000         8,750,000
Pemex Project
  9.125%, 10/13/10(c)                                     500           575,000
Pliant Corp.
  13.00%, 6/01/10(c)                                    3,040         2,736,000
Premcor Refining Group
  2.00%, 4/13/09(c)                                     2,000         2,017,500
Prestige Brands
  5.19%, 4/15/11(c)                                     3,500         3,536,460
PSEG Power LLC
  5.00%, 4/01/14(c)                                     1,000           934,531
Qwest Services Corp.
  14.00%, 12/15/14(d)                                  19,907        23,838,633
Regal Cinemas Corp.
  2.75%, 10/19/10(c)                                    2,417         2,443,487
Rite Aid Corp.
  11.25%, 7/01/08(c)                                    5,220         5,781,150
Riverside & Rocky Mountain
  4.25%, 6/22/11(c)                                     3,000         3,011,250
Rural Cellular Corp.
  9.75%, 1/15/10(c)                                    13,000        11,862,500
Sealy Mattress Co.
  2.75%, 3/31/12(c)                                     2,500         2,537,500
Simmons Co.
  2.75%, 12/19/11(c)                                    2,500         2,528,645
Six Flags, Inc.
  9.75%, 4/15/13(c)                                    11,005        11,115,050


_______________________________________________________________________________

ACM INCOME FUND o 13

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                     Shares or
                                                     Principal
                                                       Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------
Sprint Capital Corp.
  8.75%, 3/15/32(c)                   U.S.$             6,800    $    7,946,623
Swift & Co.
  10.125%, 10/01/09(c)                                  6,580         7,057,050
Time Warner Entertainment Co. LP
  8.38%, 7/15/33(c)                                       146           171,417
Trac-X North America High Yield
  8.00%, 3/25/09(d)                                    10,000         9,718,750
TXU Gas Capital I FRN
  2.46%, 7/01/28(c)                                       230           215,236
United Industries Corp.
  3.84%, 3/31/11(c)                                     1,995         2,017,444
Venetian Casino Resort
  11.00%, 6/15/10(c)                                    6,000         6,960,000
Verifone Inc.
  2.50%, 6/09/11(c)                                     1,000         1,011,250
Verizon Global Funding Corp.
  7.375%, 9/01/12(c)                                      864           973,312
  7.75%, 6/15/32                                        1,215         1,370,265
VWR International
  2.50%, 4/05/11(c)                                     3,500         3,555,125
Warner Music Group
  2.75%, 3/22/11(c)                                     4,489         4,551,404
Western Wireless Term B1
  3.00%, 5/30/11(c)                                     3,500         3,540,002
Williams Cos., Inc. Series A
  7.50%, 1/15/31(c)                                     4,025         3,662,750
WPP Finance
  5.875%, 6/15/14(d)                                      180           181,075
Zurich Capital Trust
  8.376%, 6/01/37(d)                                      300           332,334
                                                                 --------------
                                                                    330,259,769
                                                                 --------------
Total Corporate Debt Obligations
  (cost $355,774,833)                                               364,428,173
                                                                 --------------
NON-CONVERTIBLE PREFERRED
  STOCKS-0.1%
Banco Santander
  6.41%(d)                                              4,000            96,932
Duquesne Light Co.
  6.50%(c)                                             14,950           743,763
EIX Trust II
  Series B
  8.60%(c)                                              9,150           230,763
Zurich Funding Trust
  1.71%(d)                                                500           487,500
                                                                 --------------
Total Non-Convertible Preferred Stocks
  (cost $1,566,038)                                                   1,558,958
                                                                 --------------


_______________________________________________________________________________

14 o ACM INCOME FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                  Contracts(k),
                                                    Shares or
                                                    Principal
                                                      Amount
                                                      (000)        U.S. $ Value
-------------------------------------------------------------------------------
CALL OPTIONS PURCHASED(i)-0.0%
Russia-0.0%
Russian Federation
  5.00%, 3/31/30
  Expiring July '04 @ 90.625                            4,100    $       45,100
  Expiring July '04 @ 90.9375                             600             9,000
                                                                 --------------
Total Call Options Purchased
  (cost $78,400)                                                         54,100
                                                                 --------------
WARRANTS(i)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20                           4,500                 0
Republic of Venezuela
  Warrants, expiring 4/15/20                            1,785                 0
                                                                 --------------
Total Warrants
  (cost $0)                                                                   0
                                                                 --------------
SHORT-TERM INVESTMENTS-1.0%
Repurchase Agreement-0.5%
Deutsche Bank
  1.30%, 6/30/04, due
  7/01/04 in the amount of
  $8,100,293 (collateralized by
  $8,260,000 FNMA, 1.30% due
  9/10/04; value $8,100,000)
  (cost $8,100,000)                   U.S.$             8,100         8,100,000
                                                                 --------------
U.S. Treasury Bill-0.5%
  Zero coupon, 7/22/04(j)
  (amortized cost $8,995,031)                           9,000         8,995,031
                                                                 --------------
Total Short-Term Investments
  (cost $17,095,031)                                                 17,095,031
                                                                 --------------
Total Investments Before Security
  Lending Collateral-161.3%
  (cost $2,791,273,152)                                           2,871,059,150
                                                                 --------------
INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED*-5.5%
Short-Term Investment-5.5%
UBS Private Money Market Fund, LLC
  1.19%
  (cost $97,524,050)                               97,524,050        97,524,050
                                                                 --------------
Total Investments-166.7%
  (cost $2,888,797,202)                                           2,968,583,200
Other assets less liabilities-(66.7%)                            (1,188,146,628)
                                                                 --------------
Net Assets-100.0%                                                $1,780,436,572
                                                                 ==============


_______________________________________________________________________________

ACM INCOME FUND o 15

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

CALL OPTIONS WRITTEN (see Note C)

                                        Exercise     Expiration
    Description        Contracts (k)      Price         Month      U.S. $ Value
-------------------------------------------------------------------------------
Republic of Venezula
  9.25%, 9/15/27         725,000          $ 85.40      July '04       $ (5,800)
  (premiums received
  $11,600)


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)


                Number of  Expiration    Original     Value at      Unrealized
Type            Contracts    Month        Value     June 30, 2004  Depreciation
-------------------------------------------------------------------------------
U.S. Treasury
  Note                     September
10 Year Futures    400       2004      $ 42,813,399  $ 43,731,250   $  (917,851)

U.S. Treasury
  Note                     September
5 Year Futures    6,778       2004      731,823,465   736,683,875    (4,860,410)

U.S. Treasury
  Note                     September
2 Year Futures    1,526       2004      321,143,999   321,294,533      (150,534)

10 Year Swap               September
Futures            400       2004        41,612,493    42,425,000      (812,507)
                                                                    ------------
                                                                    $(6,741,302)
                                                                    ------------

FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                       U.S. $
                         Contract     Value on        U.S. $       Unrealized
                          Amount     Origination      Current     Appreciation/
                           (000)         Date          Value     (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts

Euro,
settling 7/26/04           38,665   $ 46,178,970    $ 47,073,573    $  (894,603)

Mexican Peso,
settling 8/13/04          269,477     23,544,376      23,194,636        349,740



CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap
Counterparty &           Notional                                  Unrealized
Referenced                Amount        Interest    Termination   Appreciation/
Obligations                (000)          Rate          Date     (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:

Citigroup Global
  Markets, Inc.
Republic of Brazil
12.25%, 3/06/30             6,275          2.55%        5/20/05       $ (50,383)

Citigroup Global
  Markets, Inc.
Republic of
  Hungary
4.50%, 2/06/13             10,250          0.50        11/26/13        (170,551)

Citigroup Global
  Markets, Inc.
Republic of
  Philippines
10.625%, 3/16/25            3,360          5.60         3/20/14         (28,573)

Credit Suisse
  First Boston
Republic of Brazil
12.25%, 3/06/30               600          3.60         6/20/05         (12,120)

JP Morgan Chase
Republic of Ecuador
7.00%, 8/15/30                650          3.70         4/30/05         (15,187)



_______________________________________________________________________________

16 o ACM INCOME FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

CREDIT DEFAULT SWAP CONTRACTS (continued)

Swap
Counterparty &           Notional                                  Unrealized
Referenced                Amount        Interest    Termination   Appreciation/
Obligations                (000)          Rate          Date     (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts:

Citigroup Global
  Markets, Inc.
Republic of Brazil
12.25%, 3/06/30             3,000          6.35%        8/20/05       $ 189,682

Citigroup Global
  Markets, Inc.
Republic of Brazil
12.25%, 3/06/30             6,275          4.40         5/20/06          30,608

Citigroup Global
  Markets, Inc.
Republic of
  Philippines
10.625%, 3/16/25            3,360          4.95         3/20/09          30,172

Citigroup Global
  Markets, Inc.
Republic of
  Venezuela
9.25%, 9/15/27              4,000          6.00         5/20/06         126,533

Citigroup Global
  Markets, Inc.
United Mexican
  States
8.30%, 8/15/31                500          2.40         5/20/14          15,983

Citigroup Global
  Markets, Inc.
United Mexican
  States
8.30%, 8/15/31              1,450          2.05         5/20/09          44,086

Credit Suisse
  First Boston
Republic of Brazil
12.25%, 3/06/30               600          6.90         6/20/07          25,720

Deutsche Bank AG
Republic of Brazil
12.25%, 3/06/30             1,150          3.50         4/20/06           7,118

Goldman Sachs
Republic of Brazil
12.25%, 3/06/30            10,000          7.31         6/20/09         108,367

JP Morgan Chase
Russian Federation
2.50%, 3/31/30              1,000          3.20         6/26/13           9,795

JP Morgan Chase
Russian Federation
2.50%, 3/31/30              1,000          3.20         6/25/13           9,717

JP Morgan Chase
Russian Federation
5.00%, 3/31/30                500          2.98         4/29/14            (735)


_______________________________________________________________________________

ACM INCOME FUND o 17

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

REVERSE REPURCHASE AGREEMENTS (see Note C)

                                         Interest
Broker                                     Rate        Maturity          Amount
-------------------------------------------------------------------------------
Chase Securities                           0.88%        7/07/04    $ 33,280,507
Chase Securities                           0.90         7/07/04      33,462,691
Citigroup                                  0.90         7/07/04      58,168,517
Greenwich Capital Markets                  1.10         7/07/04      91,687,407
Greenwich Capital Markets                  1.11         7/07/04     345,832,535
Lehman Brothers                            1.05         7/07/04      37,950,029
                                                                   ------------
                                                                   $600,381,686
                                                                   ------------

*  See Note E for securities lending information.

(a) Positions, or portion thereof, with an aggregate market value of $1,013,278,816 have been segregated to collateralize the loan outstanding.

(b) Positions, or portion thereof, with an aggregate market value of $605,133,297 have been segregated to collateralize reverse repurchase agreements.

(c) Positions, or portion thereof, with an aggregate market value of $708,022,687 have been segregated to collateralize open forward exchange currency contracts.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the aggregate market value of these securities amounted to $371,147,555 or 20.8% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2004.

(f)  PIK (Paid in Kind) preferred quarterly stock payable.

(g) A position or portion of the underlying security has been segregated for the written call options outstanding at June 30, 2004. The value of this security amounted to $612,625.

(h) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(i)  Non-income producing security.

(j) Position, or a portion thereof, with an aggregate market value of $8,995,031 has been segregated as collateral for the futures transactions outstanding at June 30, 2004.

(k)  One contract relates to principal amount of $1.00.


Currency Abbreviations:

BRL - Brazilian Real
EUR - Euro
MXP - Mexican Peso
TRL - Turkish Lira
US$ - United States Dollar

Glossary of Terms:

DCB - Debt Conversion Bond
FNMA - Federal National Mortgage Association
FRN - Floating Rate Note
LOC - Letter of Credit
TBA - (To Be Assigned)--Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


_______________________________________________________________________________

18 o ACM INCOME FUND

                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2004 (unaudited)


ASSETS
Investments in securities, at value (cost $2,888,797,202--
  including investment of cash collateral for securities
  loaned of $97,524,050)                                     $ 2,968,583,200(a)
Cash                                                              13,643,601
Unrealized appreciation of swap contracts                            597,781
Unrealized appreciation on forward exchange currency
  contracts                                                          349,740
Receivable for investment securities sold                        114,761,054
Interest and dividends receivable                                 37,009,021
                                                             ---------------
Total assets                                                   3,134,944,397
                                                             ---------------
LIABILITIES
Outstanding call option written, at value
  (premiums received $11,600)                                          5,800
Reverse repurchase agreements                                    600,381,686
Loan payable                                                     400,000,000
Unrealized depreciation on forward exchange
  currency contracts                                                 894,603
Unrealized depreciation of swap contracts                            277,549
Payable for investment securities purchased                      232,462,020
Payable for collateral received on securities loaned              97,524,050
Dividend payable                                                15,377,632
Payable for variation margin on futures contracts                  4,739,500
Advisory fee payable                                               1,347,101
Loan interest payable                                              1,008,875
Administrative fee payable                                          244,449
Accrued expenses                                                     244,560
                                                             ---------------
Total liabilities                                              1,354,507,825
                                                             ---------------
Net Assets                                                   $ 1,780,436,572
                                                             ===============
COMPOSITION OF NET ASSETS
Capital stock, at par                                        $     2,278,168
Additional paid-in capital                                     2,125,679,582
Distributions in excess of net investment income                 (62,658,246)
Accumulated net realized loss on investment
  and foreign currency transactions                             (357,639,409)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                     72,776,477
                                                             ---------------
                                                             $ 1,780,436,572
                                                             ===============
Net Asset Value Per Share
  (based on 227,816,768 shares outstanding)                           $ 7.82
                                                                      ======


(a)  Includes securities on loan with a value of $95,132,400 (see Note E).

See notes to financial statements.


_______________________________________________________________________________

ACM INCOME FUND o 19

                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (unaudited)


INVESTMENT INCOME
Interest                                          $ 90,752,540
Dividends                                              558,066    $  91,310,606
                                                  ------------
EXPENSES
Advisory fee                                         7,468,384
Administrative fee                                   1,418,530
Custodian                                              303,314
Transfer agency                                        196,935
Printing                                               111,043
Registration fee                                        86,512
Audit and legal                                         67,191
Directors' fees                                         17,293
Miscellaneous                                           63,910
                                                  ------------
Total expenses before interest                       9,733,112
Interest expense                                     4,744,431
                                                  ------------
Total expenses                                                       14,477,543
                                                                  -------------
Net investment income                                                76,833,063
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                            44,764,349
  Swap contracts                                                      3,710,914
  Futures contracts                                                     (33,880)
  Written options                                                       360,535
  Foreign currency transactions                                      11,744,905
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                      (158,423,396)
  Swap contracts                                                     (3,351,210)
  Futures contracts                                                   1,878,073
  Written options                                                         5,800
  Foreign currency denominated assets
  and liabilities                                                      (530,998)
                                                                  -------------
Net loss on investment and foreign
  currency transactions                                             (99,874,908)
                                                                  -------------
NET DECREASE IN NET ASSETS FROM
  OPERATIONS                                                      $ (23,041,845)
                                                                  =============


See notes to financial statements.


-------------------------------------------------------------------------------
20 o ACM INCOME FUND

                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                    Ended
                                                   June 30,       Year Ended
                                                     2004         December 31,
                                                 (unaudited)          2003
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income                           $   76,833,063   $  172,795,433
Net realized gain on investment and
  foreign currency transactions                     60,546,823       52,973,949
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities              (160,421,731)      78,521,785
                                                --------------   --------------
Net increase (decrease) in net assets
  from operations                                  (23,041,845)     304,291,167

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income                             (107,465,897)    (195,843,523)

CAPITAL STOCK TRANSACTIONS
Reinvestment of dividends resulting
  in issuance of Common Stock                        6,091,266       11,241,411
                                                --------------   --------------
Total increase (decrease)                         (124,416,476)     119,689,055

NET ASSETS
Beginning of period                              1,904,853,048    1,785,163,993
                                                --------------   --------------
End of period (including distributions
  in excess of net investment income
  of $62,658,246 and $32,025,412,
  respectively)                                 $1,780,436,572   $1,904,853,048
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

ACM INCOME FUND o 21

                                                        Statement of Cash Flows
-------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2004 (unaudited)


INCREASE (DECREASE) IN CASH FROM
OPERATING ACTIVITIES:
Interest and dividends received                 $   75,996,075
Interest expense paid                               (4,419,991)
Operating expenses paid                             (9,964,370)
                                                --------------
Net increase in cash from
  operating activities                                           $   61,611,714

INVESTING ACTIVITIES:
Purchases of long-term portfolio
  investments                                   (1,953,449,469)
Proceeds from disposition of
  long-term portfolio investments                1,772,693,116
Proceeds from disposition of short-term
  investments, net                                  45,882,973
Premiums received on written options                    11,600
Variation margin paid on
  futures contracts                                  3,997,625
                                                --------------
Net decrease in cash from
  investing activities                                             (130,864,155)

FINANCING ACTIVITIES*:
Cash dividends paid                                (85,996,999)
Increase in reverse
  repurchase agreements                            168,826,097
                                                --------------
Net increase in cash from
  financing activities                                               82,829,098
                                                                 --------------
Net increase in cash                                                 13,576,657
Cash at beginning of period                                              66,944
                                                                 --------------
Cash at end of period                                            $   13,643,601
                                                                 ==============

-------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET
ASSETS FROM OPERATIONS TO NET INCREASE
IN CASH FROM OPERATING ACTIVITIES:
Net decrease in net assets from
  operations                                                     $  (23,041,845)

ADJUSTMENTS:
Decrease in interest and
  dividends receivable                          $    4,361,326
Accretion of bond discount and
  amortization of bond premium                     (19,675,857)
Increase in interest payable                           324,440
Decrease in accrued expenses                          (231,258)
Net realized gain on investment and
  foreign currency transactions                    (60,546,823)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities               160,421,731
                                                --------------
Total adjustments                                                    84,653,559
                                                                 --------------
NET INCREASE IN CASH FROM OPERATING
  ACTIVITIES                                                     $   61,611,714
                                                                 ==============


* Non-cash financing activities not included herein consist of reinvestment of dividends.

See notes to financial statements.


_______________________________________________________________________________

22 o ACM INCOME FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2004 (unaudited)


NOTE A

Significant Accounting Policies

ACM Income Fund, Inc. (the "Fund'') is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices


_______________________________________________________________________________

ACM INCOME FUND o 23

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies. The Fund fair values a security that it holds when a significant event (e.g., an earthquake or a major terrorist attack) occurs after the time that the latest market quotation was established, and, as a result, such market quotation cannot be said to represent the current market value of the security as of the time the Fund prices its shares. Fair valuing securities is imprecise, and there is no assurance that the Fund could dispose of the security at the price used for determining the Fund's net asset value.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


_______________________________________________________________________________

24 o ACM INCOME FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes only.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund's average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the Fund's daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2004, the Fund reimbursed AGIS $7,850 for such costs.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, UBS Global Asset Management (US) Inc. ("UBS Global AM"), a monthly fee equal to the annual rate of .18 of 1% of the Fund's average weekly


_______________________________________________________________________________

ACM INCOME FUND o 25

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

net assets up to $100 million, .16 of 1% of the Fund's next $200 million of average weekly net assets and .15 of 1% of the Fund's average weekly net assets in excess of $300 million. Effective July 1, 2004, the Fund will pay UBS Global AM .02 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. UBS Global AM is an indirect wholly-owned asset management subsidiary of UBS AG. UBS Global AM prepares financial and regulatory reports for the Fund and provides other administrative services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2004 were as follows:

                                                   Purchases         Sales
                                                ==============   ==============
Investment securities (excluding
    U.S. government securities)                 $  838,669,457   $  816,971,850
  U.S. government securities                     1,257,615,156      955,534,679


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts, written options and swap contracts) are as follows:

Cost                                                             $2,888,797,202
                                                                 ==============
Gross unrealized appreciation                                    $  151,009,633
Gross unrealized depreciation                                       (71,223,635)
                                                                 --------------
Net unrealized appreciation                                      $   79,785,998
                                                                 ==============

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


_______________________________________________________________________________

26 o ACM INCOME FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale


_______________________________________________________________________________

ACM INCOME FUND o 27

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the period ended June 30, 2004, were as follows:

                                                   Number of
                                                   Contracts        Premiums
                                                     (000)          Received
                                                 =============    =============
Options outstanding at
  December 31, 2003                                         -0-   $          -0-
Options written                                        161,132          516,934
Options terminated in closing purchase
  transactions                                          (1,625)         (37,705)
Options expired                                       (158,782)        (467,629)
                                                 -------------    -------------
Options outstanding at
  June 30, 2004                                            725    $      11,600
                                                 =============    =============


4. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.


_______________________________________________________________________________

28 o ACM INCOME FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At June 30, 2004, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $32,835,000, with net unrealized appreciation of $597,046 and terms ranging from 1 year to 10 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $10,235,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $22,600,000 as of June 30, 2004.

5. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended June 30, 2004, the average amount of reverse repurchase agreements outstanding was $431,265,927 and the daily weighted average annual interest rate was .98%.


_______________________________________________________________________________

ACM INCOME FUND o 29

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized of which 227,816,768 shares were issued and outstanding at June 30, 2004. During the period ended June 30, 2004 and the year ended December 31, 2003, the Fund issued 743,002 and 1,349,486 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2004, the Fund had loaned securities with a value of $95,132,400 and received cash collateral of $97,524,050, which was invested in a money market fund as included in the accompanying portfolio of investments. For the six months ended June 30, 2004, the Fund earned fee income of $99,774, which is included in interest income in the accompanying statement of operations.

NOTE F

Bank Borrowing

The Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale ("SG") as Administrative Agent, and Barton Capital Corporation ("Barton") as lender. The credit facility has a maximum limit of $400 million. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annual interest rate was 1.12% and the average borrowing was $400,000,000 for the six


_______________________________________________________________________________

30 o ACM INCOME FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

months ended June 30, 2004. At June 30, 2004, the interest rate in effect was 1.14% and the amount of borrowings outstanding was $400,000,000.

NOTE G

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or the United States government.

The Fund invests in sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2004 will be determined at the end of the current fiscal year.


_______________________________________________________________________________

ACM INCOME FUND o 31

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                 2003             2002
                                             =============    =============
Distributions paid from:
  Ordinary income                            $ 195,843,523    $ 191,884,640
                                             -------------    -------------
Total taxable distributions                    195,843,523      191,884,640
  Tax return of capital                                  0       15,245,936
                                             -------------    -------------
Total distributions paid                     $ 195,843,523    $ 207,130,576
                                             =============    =============


As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $     523,166
Accumulated capital and other losses                           (414,461,868)(a)
Unrealized appreciation/(depreciation)                          198,530,854(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $(215,407,848)
                                                              =============


(a) On December 31, 2003, the Fund had a net capital loss carryforward of $414,461,868 of which $20,933,043 expires in the year 2005, $131,355,099 expires in the year 2006, $67,513,083 expires in the year 2007, $8,878,672 expires in the year 2008, $48,113,872 expires in the year 2009 and $137,668,099 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with ACM Government Securities Fund and ACM Government Spectrum Fund, may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $15,984,051.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, and the recognition of unrealized gains and losses on certain futures contracts.

NOTE I

Legal Proceedings

As has been previously reported in the press, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.


_______________________________________________________________________________

32 o ACM INCOME FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


_______________________________________________________________________________

ACM INCOME FUND o 33

                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                            Six Months
                                               Ended
                                             June 30,                        Year Ended December 31,
                                               2004      ---------------------------------------------------------------
                                          (unaudited)(a)    2003         2002         2001(b)      2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $8.39        $7.91        $7.87        $8.45        $7.64        $8.80

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                         .34          .76          .89          .76          .70          .79
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                         (.44)         .59          .07         (.11)         .91        (1.11)
Net increase (decrease) in net
  asset value from operations                   (.10)        1.35          .96          .65         1.61         (.32)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.47)        (.87)        (.85)        (.77)        (.70)        (.79)
Distributions in excess of net
  investment income                               -0-          -0-          -0-        (.07)        (.10)        (.05)
Tax return of capital                             -0-          -0-        (.07)          -0-          -0-          -0-
Total dividends and distributions               (.47)        (.87)        (.92)        (.84)        (.80)        (.84)

LESS: FUND SHARE
  TRANSACTIONS
Dilutive effect of rights offering                -0-          -0-          -0-        (.32)          -0-          -0-
Offering costs charged to
  paid-in-capital in excess of par                -0-          -0-          -0-        (.07)          -0-          -0-
Total fund share transactions                     -0-          -0-          -0-        (.39)          -0-          -0-
Net asset value, end of period                 $7.82        $8.39        $7.91        $7.87        $8.45        $7.64
Market value, end of period                    $7.86        $8.58        $8.46        $7.30        $7.50        $6.50
Premium/(Discount)                               .51%        2.26%        6.95%       (7.24)%     (11.24)%     (14.92)%

TOTAL INVESTMENT RETURN
Total investment return
  based on:(d)
  Market value                                 (2.94)%      12.50%       30.60%        7.80%       28.97%      (20.84)%
  Net asset value                              (1.24)%      17.66%       13.27%        3.11%       23.58%       (3.53)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $1,780,437   $1,904,853   $1,785,164   $1,764,895   $1,390,542     $448,735
Ratio to average net assets of:
  Expenses                                      1.56%(f)     1.67%        1.87%        2.31%        2.54%        2.37%
  Expenses, excluding
    interest expense(e)                         1.05%(f)     1.10%        1.26%        1.18%        1.19%        1.19%
  Net investment income                         8.27%(f)     9.28%       11.69%        9.33%        9.40%        9.80%
Portfolio turnover rate                          126%         276%         414%         676%         538%         368%
Asset coverage ratio                             505%         559%         376%         379%         339%         325%
Bank borrowing outstanding
  (in millions)                                 $400         $400         $400         $300         $300          $90



See footnote summary on page 35.


_______________________________________________________________________________

34 o ACM INCOME FUND

(a) As of January 1 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to January 1 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the six months ended June 30, 2004, was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investment transactions. The effect on the per share amounts was less than $0.005. The ratio of net investment income to average net assets was decreased by 0.02%.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.05, decrease net realized and unrealized loss on investment transactions per share by $.05, and decrease the ratio of net investment income to average net assets from 9.92% to 9.33%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Net of interest expense of .51%, .57%, .61%, 1.13%, 1.35% and 1.18%, respectively, on borrowings (see Notes C and F).

(f)  Annualized.


_______________________________________________________________________________

ACM INCOME FUND o 35

                                                         Additional Information
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION
(unaudited)

Supplemental Proxy Information

A Special Meeting of Shareholders of ACM Income Fund, Inc. was held on March 25, 2004. The description of each proposal and number of shares voted at the meeting are as follows:


                                                                      Authority
                                                      Voted For       Withheld
-------------------------------------------------------------------------------
1. To elect directors     Class One Nominees
                          (terms expire in 2007)

                          John H. Dobkin             206,041,163      3,801,420
                          Clifford L. Michel         206,124,907      3,717,676
                          Donald J. Robinson         206,013,343      3,829,240

                          Class Three Nominee
                          (term expires in 2006)
                          Marc O. Mayer              206,036,709      3,805,874


_______________________________________________________________________________

36 o ACM INCOME FUND

                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Andrew M. Aran, Vice President
Paul J. DeNoon(2), Vice President
Michael L. Mon, Vice President
Douglas J. Peebles(2), Vice President
Michael A. Snyder, Vice President
Kewjin Yuoh, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, NY 10019

Dividend Paying Agent, Transfer Agent and Registrar

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee and Nominating Committee.

(2) Messrs. DeNoon and Peebles are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


_______________________________________________________________________________

ACM INCOME FUND o 37

                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                 PORTFOLIOS
                                                                                  IN FUND          OTHER
 NAME, AGE OF DIRECTOR,                    PRINCIPAL                              COMPLEX       DIRECTORSHIP
        ADDRESS                           OCCUPATION(S)                          OVERSEEN BY       HELD BY
  (YEARS OF SERVICE)                   DURING PAST 5 YEARS                        DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#, 71        Investment adviser and an inde-                   113             None
2 Sound View Drive                 pendent consultant. He was for-
Suite 100                          merly Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered invest-
(6)                                ment adviser, with which he had
Chairman of the Board              been associated since prior to 1999.
                                   He was formerly Deputy Comptroller
                                   and Chief Investment Officer of the
                                   State of New York and, prior thereto,
                                   Chief Investment Officer of the New
                                   York Bank for Savings.

Ruth Block,#, 73                   Formerly Executive Vice President                  94             None
500 SE Mizner Blvd.,               and Chief Insurance Officer of The
Boca Raton, FL 33432               Equitable Life Assurance Society of
(17)                               the United States; Chairman and
                                   Chief Executive Officer of Evlico;
                                   Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty
                                   chemicals), Tandem Financial Group
                                   and Donaldson, Lufkin & Jenrette
                                   Securities Corporation; former
                                   Governor at Large, National Associ-
                                   ation of Securities Dealers,Inc.

David H. Dievler, #, 74            Independent consultant. Until                      98             None
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
(17)                               Management Corporation ("ACMC")
                                   responsible for mutual fund admin-
                                   istration. Prior to joining ACMC in
                                   1984 he was Chief Financial Officer
                                   of Eberstadt Asset Management
                                   since 1968. Prior to that he was a
                                   Senior Manager at Price Waterhouse
                                   & Co. Member of American Institute
                                   of Certified Public Accountants
                                   since 1953.



_______________________________________________________________________________

38 o ACM INCOME FUND

                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
(continued)



                                                                                 PORTFOLIOS
                                                                                  IN FUND          OTHER
 NAME, AGE OF DIRECTOR,                    PRINCIPAL                              COMPLEX       DIRECTORSHIP
        ADDRESS                           OCCUPATION(S)                          OVERSEEN BY       HELD BY
  (YEARS OF SERVICE)                   DURING PAST 5 YEARS                        DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #, 62              Consultant. Formerly President                     96             None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002, a
(6)                                Senior Advisor from June 1999-
                                   June 2000 and President of Historic
                                   Hudson Valley (historic preservation)
                                   from December 1989-May 1999.
                                   Previously, Director of the National
                                   Academy of Design and during
                                   1988-1992, he was Director and
                                   Chairman of the Audit Committee
                                   of ACMC.

Dr. James M. Hester, #,            Formerly President of the Harry Frank              11             None
80                                 Guggenheim Foundation, New York
25 Cleveland Lane                  University and the New York Botanical
Princeton, NJ 08540                Garden, Rector of the United Nations
(17)                               University and Vice Chairman of the
                                   Board of the Federal Reserve Bank
                                   of New York.

Clifford L. Michel,#, 65           Senior Counsel to the law firm                     96           Placer
15 St. Bernard's Road              of Cahill Gordon & Reindel since                                 Dome
Gladstone, NJ 07934                February 2001 and a partner of                                   Inc.
(17)                               that firm for more than twenty-five
                                   years prior thereto. He is President
                                   and Chief Executive Officer of
                                   Wenonah Development Company
                                   (investments) and a Director of
                                   Placer Dome, Inc. (mining).

Donald J. Robinson,#,              Senior Counsel to the law firm of Orrick,          95             None
70                                 Herrington & Sutcliffe LLP since prior to
98 Hell's Peak Road                1999. Formerly a senior partner and a
Weston, VT 05161                   member of the Executive Committee of
(7)                                that firm. He was also a member and
                                   Chairman of the Municipal Securities
                                   Rulemaking Board and Trustee of
                                   the Museum of the City of New York.



_______________________________________________________________________________

ACM INCOME FUND o 39

                                                         Management of the Fund
-------------------------------------------------------------------------------


                                                                                 PORTFOLIOS
                                                                                  IN FUND          OTHER
 NAME, AGE OF DIRECTOR,                    PRINCIPAL                              COMPLEX       DIRECTORSHIP
        ADDRESS                           OCCUPATION(S)                          OVERSEEN BY       HELD BY
  (YEARS OF SERVICE)                   DURING PAST 5 YEARS                        DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer, +, 46               Executive Vice President of ACMC                   66             None
1345 Avenue of the                 since 2001; prior thereto, Chief
Americas                           Executive Officer of Sanford C.
New York, NY 10105                 Bernstein & Co., LLC and its
(Elected                           predecessor since prior to 1999.
November 18, 2003)



#  Member of the Audit Committee and the Nominating Committee.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


_______________________________________________________________________________

40 o ACM INCOME FUND

                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.



      NAME,                          POSITION(S)                          PRINCIPAL OCCUPATION
 ADDRESS* AND AGE                   HELD WITH FUND                        DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------
Andrew M. Aran, 47                  Vice President                  Senior Vice President of ACMC, ** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Paul J. DeNoon, 42                  Vice President                  Senior Vice President of ACMC,** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Michael L. Mon, 35                  Vice President                  Vice President of ACMC, ** with which
                                                                    he has been associated since prior to
                                                                    June 1999.

Douglas J. Peebles, 38              Vice President                  Executive Vice President of ACMC,
                                                                    **with which he has been associated
                                                                    since prior to 1999.

Michael A. Snyder, 42               Vice President                  Senior Vice President of ACMC since
                                                                    May, 2001. Previously he was a
                                                                    Managing Director in the high yield
                                                                    asset management group at
                                                                    Donaldson, Lufkin & Jenrette
                                                                    Corporation since prior to 1999.

Kewjin Yuoh, 33                     Vice President                  Vice President of ACMC, ** since
                                                                    March 2003. Previously, he was a
                                                                    Vice President of Credit Suisse Asset
                                                                    Management from 2000 to 2002 and a
                                                                    Vice President of Brundage, Story
                                                                    & Rose since prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Chief
                                                                    Compliance Officer of ACMC,** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance
                                    Financial Officer               Global Investor Services, Inc.
                                                                    ("AGIS") and a Vice President of
                                                                    AllianceBernstein Investment Research
                                                                    and Management, Inc. ("ABIRM")**,
                                                                    with which he has been associated
                                                                    since prior to 1999.

Vincent S. Noto, 39                 Controller                      Vice President of AGIS**, with which
                                                                    he has been associated since prior
                                                                    to 1999.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.


_______________________________________________________________________________

ACM INCOME FUND o 41

                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

42 o ACM INCOME FUND

                                                 Summary of General Information
-------------------------------------------------------------------------------

SUMMARY OF GENERAL INFORMATION

ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "ACMIn." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


_______________________________________________________________________________

ACM INCOME FUND o 43

NOTES


_______________________________________________________________________________

44 o ACM INCOME FUND

ACM INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO]AllianceBernstein (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


INCSR0604

ITEM 2.  CODE OF ETHICS.
Not applicable when filing a Semi-Annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable when filing a Semi-Annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable when filing a Semi-Annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable when filing a Semi-Annual report to shareholders.

ITEM 6.  SCHEDULE OF INVESTMENTS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable when filing a Semi-Annual report to shareholders.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases of the Fund's equity securities by the Fund for the period.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
Schedule 14A in its proxy statement filed with the Commission on February 23, 2004.

ITEM 10.  CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.
The following exhibits are attached to this Form N-CSR:
EXHIBIT NO.      DESCRIPTION OF EXHIBIT

11 (a) (2) (i)   Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

11 (a) (2) (ii)  Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

11 (a) (3)       Not applicable.

11 (b) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Income Fund, Inc.

By:   /s/ Mark O. Mayer
      -------------------
      Mark O. Mayer
      President


Date:  August 30, 2004
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Mark O. Mayer
      -------------------
      Mark O. Mayer
      President

Date: August 30, 2004
By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: August 30, 2004